UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
April 23, 2024
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
During the quarter ended March 31, 2024, the Company made a determination to reorganize, effective January 1, 2024, some of its business segments based on how its current Chief Operating Decision Maker (CODM) manages its businesses, including with respect to resource allocation and performance assessment. As a result, one of the Company's client relationships formerly reported in the Private Banks segment will be reported in the Investment Managers segment and the Company’s family office services business, formerly reported in the Investment Managers segment, will be reported in the Investments in New Businesses segment. The business segment financial presentation was reclassified in 2024 to conform to this reorganization.
The reclassified results are being provided in exhibits as:
•Reclassified Results by Business Segment due to Business Segment Restructuring Year Over Year Comparison
•Reclassified Results by Business Segment due to Business Segment Restructuring
•Reclassified Ending Asset Balances by Business Segment due to Business Segment Restructuring
•Reclassified Average Asset Balances by Business Segment due to Business Segment Restructuring
The reclassified results are being provided solely to provide information concerning what the effect of the reclassifications would have been on the fiscal year 2022 and the fiscal and quarterly periods of 2023 had the reclassifications occurred on January 1, 2022, which may be considered in connection with the issuance of quarterly financial results reflecting the reclassifications during 2024. These changes did not affect the Company’s audited financial statements for the fiscal years ended December 31, 2023 and 2022 or the historical results of operations, financial condition or liquidity of the Company.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Reclassified Results by Business Segment due to Business Segment Restructuring Year Over Year Comparison

99.2	Reclassified Results by Business Segment due to Business Segment Restructuring

99.3	Reclassified Ending Asset Balances by Business Segment due to Business Segment Restructuring

99.4	Reclassified Average Asset Balances by Business Segment due to Business Segment Restructuring

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	April 23, 2024	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer